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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  February 28, 2008
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
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(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01 - Entry into Material Definitive Agreements

       On February 28, 2008, Reunion Industries, Inc. ("Reunion") entered into an Asset Purchase Agreement to sell the business and substantially all of the assets and liabilities of its pressure vessels division to CP Industries Holdings, Inc., an affiliate of Everest Kanto Cylinder Ltd., for cash consideration, subject to adjustment, of $64.25 million to be paid at closing.

       Reunion is currently operating as "debtor-in-possession" under the jurisdiction of the United States Bankruptcy Court for the District of Connecticut, Bridgeport division, and such sale will require Bankruptcy Court approval. The transaction is also subject to higher and better offers being made for the division in the bankruptcy proceeding. The Company anticipates that such Bankruptcy Court approval process will take approximately 4 to 6 weeks.

       Reunion's pressure vessels division manufactures and sells large seamless pressure vessels for the containment and transportation of pressurized gasses.






                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  March 4, 2008                          REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
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                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

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19293.000/451396.1